SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No. [ ])

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the Appropriate Box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12

                                ACNB CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                  April 7, 1999


Dear Fellow Shareholders of ACNB Corporation:

     On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 4, 1999, at 1:00 p.m., Eastern Daylight Time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with this proxy statement are your proxy and ACNB Corporation's 1998 Annual Report.

     The principal business of the meeting is to fix the number of directors of the Corporation at sixteen (16); to fix the number of Class 3 Directors at four
(4); to elect four (4) Class 3 directors to serve a term of three (3) years; to fix the number of Class 2 Directors at seven (7); to elect three (3) additional Class 2 Directors; to fix the number of Class 1 Directors at five (5); to elect one (1) additional Class 1 Director; and, to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     You will notice that this year's proxy statement is written in "plain English". We hope that you like the new format and find the proxy statement easier to read.

     I am delighted you have chosen to invest in ACNB Corporation, and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save ACNB Corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you on May 4, 1999, at ACNB Corporation's Annual Meeting of Shareholders.

                                           Sincerely,

                                           /s/ Ronald L. Hankey

                                           Ronald L. Hankey
                                           President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               OF ACNB CORPORATION
                            TO BE HELD ON MAY 4, 1999


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that ACNB Corporation will hold its Annual Meeting of Shareholders on Tuesday, May 4, 1999, at 1:00 p.m. at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, to consider and vote upon the following proposals:

     1.   To fix the number of directors of the Corporation at sixteen (16).

     2. To fix the number of directors to be elected as Class 3 Directors at four (4).

     3.   To elect the following individuals as Class 3 Directors:

          o Guy F. Donaldson
          o William B. Lower
          o Thomas A. Ritter
          o Ralph S. Sandoe

     4.   To fix the number of Class 2 Directors at seven (7).

     5.   To elect the following individuals as additional Class 2 Directors:

          o Philip M. Jones
          o L. Robert Snyder
          o Harry L. Wheeler

     6.   To fix the number of Class 1 Directors at five (5).

     7.   To elect the following individual as an additional Class 1 Director:

           o Edgar S. Heberlig

     8. Other matters as may properly come before the annual meeting or any adjournment of the meeting.

     Shareholders as of March 1, 1999 are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of ACNB Corporation and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     ACNB Corporation's Board of Directors is distributing this proxy statement, form of proxy, and ACNB Corporation's 1998 Annual Report on or about April 7, 1999.

                                          By Order of the Board of Directors,

                                          /s/ Ronald L. Hankey

                                          Ronald L. Hankey
                                          President


Gettysburg, Pennsylvania
April 7, 1999










                             YOUR VOTE IS IMPORTANT.
               TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE
                 THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

                               Table of Contents

                                                                         Page
Proxy Statement
General Information........................................................1
         Date, Time and Place of the Annual Meeting........................1
         Description of ACNB...............................................1

Voting Procedures..........................................................2
         Solicitation and Voting of Proxies................................2
         Quorum and Vote Required for Approval.............................3
         Revocability of Proxy.............................................3
         Methods of Voting.................................................4

Board of Directors and Executive Officers..................................5
         Governance........................................................5
         o        Directors of ACNB Table .................................5
         o        Executive Officers of ACNB Table.........................6
         Committees and Meetings of ACNB's Board of Directors..............6
         Committees and Meetings of the Bank's Board of Directors..........7
         o        Committees of the Bank's Board of Directors Table       .8
         Compensation of the Board of Directors............................8

Board of Directors' Report on Executive Compensation.......................9
         Compensation Committee Report ....................................9
         Chief Executive Officer Compensation .............................9
         Executive Officers ..............................................10

Compensation Committee Interlocks and Insider Participation  .............10

Executive Compensation ...................................................11
         o        Summary Compensation Table .............................11
         Employment Contract with Ronald L. Hankey .......................11
         Retirement Plan .................................................12
         401(k) Plan .....................................................13
         Executive Retirement Income Agreements ..........................13

Certain Relationships and Related Transactions............................14

Election Of Directors ....................................................14
         Qualification and Nomination of Directors .......................14
         Information as to Nominees and Directors ........................15

Performance Graph  .......................................................19

Beneficial Ownership of ACNB's Stock Owned by
Principal Owners and Management...........................................20
         Principal Shareholders...........................................20
         Share Ownership by the Directors, Officers and Nominees..........20

Section 16(a) Beneficial Ownership Reporting Compliance ..................22

Proposals.................................................................23
         To Fix the Number of Directors of ACNB at Sixteen (16) ..........23
         To Fix the Number of Class 3 Directors at Four (4) ..............23
         To Elect Four (4) Class 3 Directors..............................23
         To Fix the Number of Class 2 Directors at Seven (7) .............23
         To Elect Three (3) Additional Class 2 Directors .................24
         To Fix the Number of Class 1 Directors at Five (5) ..............24
         To Elect One (1) Additional Class 1 Director ....................24

Independent Auditors .....................................................25

Shareholder Proposals for 2000 Annual Meeting.............................25

Other Matters That May Come Before the Annual Meeting.....................25

Additional Information ...................................................25

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                ACNB CORPORATION
                            TO BE HELD ON MAY 4, 1999


                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     ACNB Corporation (ACNB), a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of ACNB Corporation. The annual meeting will be held at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 4, 1999, at 1:00 p.m., Eastern Daylight Time.

     The principal executive office of ACNB is located at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, PA 17325. The telephone number is
(717) 334-3161. All inquiries should be directed to John W. Krichten, Secretary/Treasurer of ACNB.

Description of ACNB

     ACNB was established in 1983 as a one-bank holding company under the laws of Pennsylvania. On March 1, 1999, the merger transaction between Farmers National Bancorp, Inc. (FNB) and ACNB was completed. Thus, ACNB's activities as the parent two-bank holding company consists of owning and supervising Adams County National Bank (the Bank) and Farmers National Bank of Newville, its wholly-owned depository subsidiaries.

     ACNB is mailing a copy of the annual report for the fiscal year ended December 31, 1998, with this proxy statement. You may obtain a copy of ACNB's annual report for the 1997 fiscal year at no cost by contacting John W. Krichten, Secretary/Treasurer of ACNB, via mail at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, or via telephone at (717) 334-3161.

     Since we have not authorized anyone to provide you with different information, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors of ACNB is soliciting this proxy for use at the 1999 Annual Meeting of Shareholders of ACNB. The directors, officers and other employees of ACNB or the Bank may solicit proxies in person or by telephone, telecopy, telegraph or mail, but only for use at the annual meeting. The Bank will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that ACNB sends to shareholders. ACNB will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. ACNB will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on March 1, 1999, (the Voting Record Date), may vote at the annual meeting. ACNB's records show that, as of the Voting Record Date, 5,783,453 shares of ACNB's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 20 for a list of the persons known by ACNB to be the beneficial owner of five percent (5%) or more of ACNB's common stock as of the Voting Record Date.

     By properly completing a proxy, the shareholder appoints D. Richard Guise and Frank Elsner, Jr. as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any proxy not specifying to the contrary as follows:

     FOR fixing the number of directors of ACNB at sixteen (16);

     FOR fixing the number of directors to be elected as Class 3 Directors at four (4);

     FOR the election of the following individuals as Class 3 Directors:

                  o        Guy F. Donaldson
                  o        William B. Lower
                  o        Thomas A. Ritter
                  o        Ralph S. Sandoe

     FOR fixing the number of Class 2 Directors at seven (7);

     FOR  the  election  of the  following  individuals  as  additional  Class 2
     Directors:

                  o        Philip M. Jones
                  o        L. Robert Snyder
                  o        Harry L. Wheeler

     FOR fixing the number of Class 1 Directors at five (5); and

     FOR the  election of the  following  individual  as an  additional  Class 1
     Director:

                  o        Edgar S. Heberlig

     The Board of Directors of ACNB will mail this proxy statement to the shareholders of ACNB on or about April 7, 1999.

Quorum and Vote Required For Approval

     As of the close of business on March 1, 1999, ACNB had 5,783,453 shares of common stock, par value $2.50 per share, issued and outstanding.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the Bylaws of ACNB, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum for the particular matter. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. The proxy holders will not cast votes withheld or broker non-votes for the nominees.

     Assuming the presence of a quorum, approval to fix the number of directors of the Board of Directors and to fix the number of directors in each class requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation to John W. Krichten, Secretary/Treasurer of ACNB, at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325;

     o delivering a properly executed proxy bearing a later date to John W. Krichten, Secretary/Treasurer of ACNB, at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325; or,

     o attending the meeting and voting in person after giving written notice to the Secretary/Treasurer of ACNB.

You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please contact John W. Krichten at (717) 334-3161.

Methods of Voting

Voting by Proxy

1.   Mark your selections.

2.   Date your proxy and sign your name exactly as it appears on your proxy.

3.   Mail to ACNB Corporation in the enclosed postage-paid envelope.

Voting in Person

1.   Attend the annual meeting and show proof of eligibility to vote.

2.   Obtain a proxy.

3.   Mark your selections.

4. Date your proxy and sign your name exactly as it appears in the transfer books of ACNB Corporation.


                           [Intentionally Left Blank]

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The Board of Directors of ACNB oversees all business, property, and affairs of ACNB. The Chairman and officers keep the members of the Board informed of ACNB's business through discussions at Board meetings and by providing materials to them.

     During fiscal year 1998, the Board of Directors of ACNB held twelve (12) meetings. The Board of Directors of the Bank held twelve (12) meetings during fiscal year 1998.

Directors of ACNB

     The following table sets forth selected information about the directors of ACNB.

                        Director            Class of             Age as of
Name                      Since             Director           March 1, 1999
----                      -----             --------           -------------
Guy F. Donaldson          1981                 3                    67
Frank Elsner, Jr.         1974                 3                    71
Philip M. Jones           1979                 3                    81
William B. Lower          1974                 3                    69
Thomas A. Ritter          1997                 3                    47
Ralph S. Sandoe           1982                 3                    71
L. Robert Snyder          1979                 3                    74
Richard L. Galusha        1962                 2                    77
Wayne E. Lau              1987                 2                    63
Paul G. Pitzer            1967                 2                    80
Jennifer L. Weaver        1992                 2                    51
Philip P. Asper           1988                 1                    50
D. Richard Guise          1988                 1                    65
Ronald L. Hankey          1975                 1                    58
Marian B. Schultz         1992                 1                    49

Executive Officers of ACNB

     The following table sets forth selected information about the principal officers of ACNB, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors.


                              Position       Number of Shares       Age as of
Name and Position            Held Since     Beneficially Owned    March 1, 1999
-----------------            ----------     ------------------    -------------

Ronald L. Hankey
President                       1982             19,150(1)              58
Chief Executive Officer         1982
Chairman of the Board           1982

John W. Krichten
Secretary                       1982             24,206(2)              52
Treasurer                       1982

Lynda L. Glass
Assistant Secretary             1993               64(3)                38


(1) See Table entitled "Share Ownership by the Directors, Officers and Nominees" on page 20 for share ownership information for Mr. Hankey.

(2) Figure includes 3,120 shares held solely by Mr. Krichten; 20,772 shares held jointly with Mr. Krichten's spouse; and, 314 shares held as custodian for Mr. Krichten's daughter.

(3)  These shares are held jointly with Ms. Glass' spouse.


Committees and Meetings of ACNB's Board of Directors

     The Board of Directors of ACNB has, at present, no standing committees. ACNB does not have a compensation or nominating committee; however, the Bank has an Executive Committee, which functions as a compensation committee.

     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of ACNB in accordance with Article II, Section 202, of the ACNB's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of ACNB in writing not less than sixty (60) days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the corporation.

Committees and Meetings of the Bank's Board of Directors

     During 1998, the Bank's Board of Directors maintained four (4) standing committees: Executive, Audit, Loan and Trust. The function of each of these committees is described below.

EXECUTIVE: This committee acts with limited powers on behalf of the Board whenever the Board is not in session. It meets only as needed and acts by unanimous vote. If any non-employee director wants a matter to be addressed by the Board rather than the Executive Committee, then such matter is submitted to the Board. This committee also performs the functions of a compensation committee.

AUDIT: The functions of this committee include: periodic meetings with the Bank's internal auditors; periodic reviews of the procedures of the Bank's internal audit function and the information obtained by that function; reviewing the results of the audit by the independent certified public accountants; and, recommending the engagement and continuation of the certified public accountants for ACNB and the Bank. All members are non-employee directors.

LOAN: This committee meets between regular Board meeting dates to oversee the lending activities of the Bank to ensure compliance with regulatory requirements. It reviews loan applications and makes recommendations to management and the Board.

TRUST COMMITTEE: This committee reviews the policies and procedures of the Trust Department and reviews the individual accounts held within the Trust Department.

     During 1998,  ACNB's and the Bank's  Boards of  Directors  each held twelve
(12) meetings. Each of the directors attended at least 75% of the combined total number of meetings of ACNB's and of the Bank's Boards of Directors and the committees of which he or she is a member, with the exception of Messrs. Asper, Donaldson, Jones and Snyder and Ms. Schultz.


                           [Intentionally Left Blank]


                   Committees of the Bank's Board of Directors


                                                                  Meetings Held
Committees     Members(1)                                             in 1998
----------     ----------                                           ----------

Executive      D. Richard Guise,  Chairperson;  Frank Elsner, Jr.;       10
               William B. Lower; Richard L. Galusha; Paul G.
               Pitzer;  Jennifer L. Weaver; Philip P. Asper;
               Thomas A. Ritter;  Marian B. Schultz;  and,  C.F.
               Ditzler, Director Emeritus.

Audit          Philip P. Asper, Chairperson; William B. Lower;            4
               Richard L. Galusha; Wayne E. Lau; and, L. Robert
               Snyder.

Loan           Frank Elsner, Jr., Chairperson; Guy F. Donaldson;          8
               Philip M. Jones; William B. Lower; Ralph S. Sandoe;
               L. Robert Snyder; Wayne E. Lau; Philip P. Asper; and,
               D. Richard Guise.

Trust          Jennifer L. Weaver, Chairperson; Guy F. Donaldson;        12
               Frank Elsner, Jr.; Philip M. Jones; Ralph S. Sandoe;
               Paul G. Pitzer; D. Richard Guise; Marian B. Schultz;
               and, Thomas A. Ritter.
-------------------

(1) Mr. Ronald L. Hankey is an ex-officio member of all the committees, except the Audit Committee which membership consists solely of outside directors.


Compensation of the Board of Directors

     During 1998, the Bank paid a monthly retainer of $2,850 to non-employee Bank directors for services rendered regarding Board of Directors' meetings and committee meetings. The Bank paid directors $265 per month for each Board meeting attended; committee meeting fees were paid at the rate of $80 per hour with a minimum payment of $80; and, seminar fees were paid in the amount of $250 per half-day seminar and $400 for a full-day seminar, plus expenses. The Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. In the aggregate, the Bank paid to the Board of Directors $111,665 for all services rendered in 1998.

                          BOARD OF DIRECTORS' REPORT ON
                             EXECUTIVE COMPENSATION

Compensation Committee Report

     The Board of Directors of ACNB governs ACNB and the Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of ACNB's shareholders, customers, and the communities served by ACNB and the Bank. To accomplish the strategic goals and objectives of ACNB, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. The Bank provides compensation to the employees of the Bank. Employees of ACNB are not compensated.

     ACNB seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Executive Committee comprised of eleven (11) directors (listed below) administers the compensation program. The committee seeks to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the products and services of ACNB the results of which will be improved profitability, increased dividends to ACNB shareholders, and subsequent appreciation in the market value of ACNB shares.

     The committee reviews and annually approves the compensation of the Bank's top executives, including the chief executive officer and 8 other executive officers. As a guideline in determining base salaries, the committee uses a regional financial industry salary survey which covers financial institutions in the Pennsylvania, Maryland, Washington, D.C., and Virginia market place. The referenced survey includes more institutions than are listed on the peer group performance chart.

     The Board of Directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to ACNB at this time. The Board of Directors intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers; and, in the event that this section becomes applicable, it is the intent of the Board of Directors to amend ACNB's and the Bank's compensation plans to preserve the deductibility of the compensation payable under the plans.

Chief Executive Officer Compensation

     The Board of Directors has determined that the Chief Executive Officer's 1998 base salary of $189,000, an approximately five percent (5%) increase in base salary, combined with an $1,890 bonus, is appropriate in light of the 1998 ACNB performance accomplishments. No direct correlation exists between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation, and ACNB's 1998 performance. The committee subjectively determines such increase in the Chief Executive Officer's compensation based on a review of all relevant information.

Executive Officers

     The committee has established that the compensation of the Bank's executive officers increased by approximately four percent (4%) in 1998. The committee determined the increases based on its subjective analysis of the individual's contribution to ACNB's strategic goals and objectives. In determining whether strategic goals have been achieved, the Committee considers numerous factors, including the following: ACNB's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the committee measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and the employees' compensation; nor does the committee, in its analysis, attribute specific weight to any such criteria. The Committee makes a subjective determination after review of all relevant information, including the above.

     In addition to base salary, executive officers of the Bank may participate in the Bank's 401(k) plan and the retirement plan. (See pages 12-13 for more information.)

     General labor market conditions, the specific responsibilities of the individual, and the individual's contributions to ACNB's success influence total compensation opportunities available to the executive officers of the Bank. The committee reviews individuals on a calender year basis and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, ACNB strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

     This report is furnished by the Executive Committee which performs the functions of a compensation committee.

                         D. Richard Guise, Chairperson
 Philip P. Asper               William B. Lower              Marian B. Schultz
 Frank Elsner, Jr.              Paul G. Pitzer              Jennifer L. Weaver
 Richard L. Galusha             Thomas A. Ritter
                        C.F. Ditzler, Director Emeritus
                       Ronald L. Hankey (ex-officio member)

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Ronald L. Hankey, President and Chief Executive Officer, is an ex-officio member of the Executive Committee which also performs the functions of a compensation committee. Mr. Hankey makes recommendations to the Executive Committee regarding merit raise increases for all employees based on a merit appraisal in connection with recommendations provided by an outside consultant. A merit review of Mr. Hankey, President and Chief Executive Officer of ACNB and the Bank, is conducted by the Executive Committee. Mr. Hankey does not participate in conducting his review. The merit review is submitted to the entire Board of Directors to be voted upon.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to ACNB and the Bank for the fiscal years ended December 31, 1998, 1997 and 1996 of those persons who were, at December 31, 1998, (i) Chief Executive Officer and (ii) the other four most highly compensated executive officers of ACNB and the Bank to the extent such persons' total annual salary and bonus exceeded $100,000.

                           Summary Compensation Table

                               Annual Compensation

        (a)              (b)          (c)           (d)          (e)
                                                                Other
                                                               Annual
                                                               Compen-
 Name and Principal                 Salary         Bonus       sation
      Position           Year         ($)           ($)           $
      --------           ----         ---           ---           -
Ronald L. Hankey         1998       189,000        1,890          0
President and Chief      1997       180,000        1,800          0
Executive Officer of     1996       167,698        1,677          0
ACNB and of the
Bank

                                 Long-Term Compensation
                           Awards                      Payouts
         (a)                (f)           (g)            (h)            (i)

                                      Securities
                         Restricted   Underlying                     All other
                           Stock       Options/         LTIP          Compen-
 Name and Principal       Award(s)       SARs          Payouts         sation
      Position              ($)           (#)            ($)           ($)(1)
      --------              ---           ---            ---           ----

Ronald L. Hankey             0             0              0            55,226
President and Chief          0             0              0            54,879
Executive Officer of         0             0              0             6,285
ACNB and of the
Bank

(1) Includes amount contributed by Bank to 401(k) Plan of $6,400, $6,315 and $6,285 in 1998, 1997 and 1996, respectively, on behalf of Mr. Hankey. Includes deferred compensation of $48,826 and $48,564 in 1998 and 1997, respectively, on behalf of Mr. Hankey. No deferred compensation was paid on behalf of Mr. Hankey in 1996.

Employment Contract with Ronald L. Hankey

     Effective January 1, 1998, ACNB, the Bank and Mr. Ronald L. Hankey, President and Chief Executive Officer of ACNB and the Bank and a member of the Boards of Directors of ACNB and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional one (1) year period unless one party provides the other party with written notice of non-renewal. The agreement specifies Mr. Hankey's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

     Under the terms of his employment agreement, Mr. Hankey serves as the President and Chief Executive Officer of ACNB and of the Bank and as a member of the Boards of Directors of ACNB and of the Bank. The employment agreement provided Mr. Hankey with an annual direct salary of $189,000 in 1998. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of ACNB and the Bank have discretion to pay a periodic bonus to Mr. Hankey. Mr. Hankey is not entitled to receive director fees or other compensation for serving on ACNB's and the Bank's Boards of Directors or the committees thereof. Mr. Hankey is also entitled to receive the employee benefits made available by the Bank to its employees.

     The agreement with Mr. Hankey also provides that if his employment is terminated by ACNB or the Bank, due to death, disability or "for cause", then he is entitled to the full annual direct salary through the date of termination. If Mr. Hankey's employment is terminated by ACNB or the Bank other than pursuant to death, disability or "for cause", or if Mr. Hankey terminates his employment for "good reason", then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement. If Mr. Hankey's employment is terminated as a result of a change in control, then he is entitled to his then current direct annual salary through the last date of the term of the agreement and will continue to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Retirement Plan

     The employees of the Bank are covered under the Group Pension Plan for Employees of Adams County National Bank (the plan). The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The most recent amendment became effective November 1, 1989. The Bank is the plan administrator.

     Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined pension plan on behalf of a specific employee cannot be separately or individually calculated. The total pension expense for the plan for 1998 was $611,328. The contribution made by the Bank to the plan in 1998 was $409,760. This contribution was sufficient to meet the legal minimum funding requirements.

     Each  employee of the Bank who attains the age of twenty (20) years and six
(6) months and who completes six (6) months of eligible service, whichever is later, becomes eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of sixty-five (65) years for the employee's remaining lifetime with payments certain for five (5) years, calculated as follows: 1% of final average compensation below the applicable Social Security Covered Compensation, and 1.3% of such earnings above the Covered Compensation, the total being multiplied by years of credited service up to a maximum of forty-five (45) years of credited service. The employee benefit accrued as of October 31, 1989, shall be maintained as a minimum benefit. If an employee has earned thirty (30) or more years of credited service, he is eligible to retire at age sixty-two (62) with no reduction applied to his benefit.

     The following table shows for different final average compensation and for different years of credited service, the annual benefits currently payable upon retirement at age sixty-five (65) by a participating employee:


                                  Annual Retirement Income (1)
        Final
       Average                              Years of Service
     Compensation            15        25            35          45 or more
     ------------            --        --            --          ----------

   $   50,000           $   8,796   $ 14,661   $   20,525       $   26,389
       75,000              13,671     22,786       32,900           41,014
      100,000              18,546     30,911       43,275           55,639
      125,000              23,421     39,036       54,650           70,264
      150,000              28,296     47,161       66,025           84,889
      175,000              33,171     55,286       77,400           99,514
      200,000              38,046     63,411       88,775          112,221
-----------------

(1) Assumes normal retirement date (age 65) occurs in 1998. Actual benefits may be slightly higher on account of benefits earned under the plan prior to recent amendment. Later retirement dates produce smaller retirement benefits as Social Security Covered Compensation increases.

     For 1998, the covered compensation, as reported above in the Summary Compensation Table, for Mr. Hankey, President and Chief Executive Officer, is $189,000. The covered compensation includes salary only. As of December 31, 1998, Mr. Hankey had forty-one (41) years of service credited under the plan.

401(k) Plan

     The Bank maintains a defined contribution - profit sharing 401(k) plan. The plan sponsor and plan administrator is the Bank. Ronald L. Hankey, President and Chief Executive Officer of ACNB and the Bank, and John W. Krichten,
Secretary/Treasurer of ACNB and Senior Vice President, Cashier and Chief Financial Officer of the Bank, are the plan trustees. The plan is subject to certain laws and regulations pursuant to the Internal Revenue Code and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the plan, an employee is required to work six months and attain the age of twenty (20 years and six (6) months. An eligible employee may elect to contribute certain portions of salary and wages (other than bonuses) or other direct remuneration to the plan. Generally, an eligible employee may not contribute more than 15% of such compensation. The Bank matches a certain percentage of the employee contribution. In 1998, the Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of annual salary. The Bank's contributions to the plan for each participant vest in six (6) years. The employee's contributions to the plan vest immediately.

Executive Retirement Income Agreements

     The Bank entered into retirement income agreements with Mr. Hankey and certain officers of the Bank to provide supplemental retirement income benefits to such officers when they reach their normal retirement date. The benefits are payable in one hundred eighty (180) equal monthly installments. Benefits are also payable upon disability, early retirement, termination of service, or death. Benefit amounts will be determined by each officer's years of service and compensation at retirement age. Benefits accrue annually, but no vesting occurs until the individual completes ten (10) years of service with the Bank. Estimated liability under the agreements is accrued as earned by the employee. The Bank is owner and beneficiary of life insurance policies on each officer, which have an aggregate cash value of approximately $1,932,287 at December 31, 1998. The Bank purchased these policies to fund the retirement income agreements entered into with these individuals. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB's 1998 Annual Report which is enclosed with this proxy statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     ACNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of ACNB and the Bank, or any associate of the foregoing persons. ACNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of ACNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers of ACNB and the Bank.

     Total loans outstanding from the Bank at December 31, 1998, to ACNB's and the Bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of ten percent (10%) or more, amounted to $4,408,631, or approximately 7.8% of the total equity capital of the Bank. The Bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness as of the latest practicable date, March 1, 1999, to the above described group was approximately $4,106,846.

                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     The Bylaws of ACNB authorize the number of directors to be not less than five (5) nor more than twenty-five (25). The Bylaws provide for three (3) classes of directors with staggered three-year terms of office. The Board of Directors nominated the four (4) persons named below to serve as Class 3 Directors until the 2002 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of these nominees are presently Class 3 members of the Board of Directors, and, all have consented to serve another term as a director if re-elected. The Board of Directors nominated the three (3) persons named below to serve as additional Class 2 Directors until the 2000 annual meeting of shareholders or until their earlier death, resignation, or removal from office. These nominees are presently Class 3 members of the Board of Directors and all have consented to serve until the 2000 annual meeting as a director if re-elected. The Board of Directors nominated the one (1) person named below to serve as a Class 1 Director until the 2001 annual meeting of shareholders or until his earlier death, resignation, or removal from office. The nominee is presently a Class 1 Director and has consented to serve until the

2001 annual meeting if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     The Board of Directors is divided into three (3) classes, whose terms expire at successive annual meetings. Currently, Class 1 consists of four (4) directors, Class 2 consists of four (4) directors, and Class 3 consists of seven
(7) directors. Shareholders will elect four (4) Class 3 Directors at the annual meeting to serve for a three-year (3) term that expires at ACNB's annual meeting in the year 2002; three (3) additional Class 2 Directors to serve until the annual meeting in the year 2000; and one (1) additional Class 1 Director to serve until the annual meeting in the year 2001.

     The proxy holders intend to vote all proxies for the election of each of the eight (8) nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors is proposing the following nominees for election as Class 3 Directors at the annual meeting:

         o        Guy F. Donaldson
         o        William B. Lower
         o        Thomas A. Ritter
         o        Ralph S. Sandoe

     The Board of Directors is proposing the following nominees for election as additional Class 2 Directors at the annual meeting:

         o        Philip M. Jones
         o        L. Robert Snyder
         o        Harry L. Wheeler

     The Board of Directors is proposing the following nominee for election as an additional Class 1 Director at the annual meeting:

         o        Edgar S. Heberlig

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You can find information about the share ownership of the nominees and other directors on pages 20- 22.

Current Class 3 Directors (to serve until 1999)
         and
Nominees for Class 3 Directors (to serve until 2002)

Guy F. Donaldson

     Mr. Donaldson, age 67, has been a member of ACNB's Board of Directors since 1982 and of the Bank's Board of Directors since 1981. He is a fruit grower in Ortanna, Pennsylvania.

William B. Lower

     Mr. Lower, age 69, has been a member of ACNB's Board of Directors since 1982 and the Bank's Board of Directors since 1974. Mr. Lower is President of Boyer Nurseries & Orchards, Inc., located in Biglerville, Pennsylvania.

Thomas A. Ritter

     Mr. Ritter, age 47, has been a member of both ACNB's and the Bank's Boards of Directors since 1997. Mr. Ritter is an insurance agent in Gettysburg, Pennsylvania.

Ralph S. Sandoe

     Mr. Sandoe, age 71, has been a member of ACNB's Board of Directors since 1987 and the Bank's Board of Directors since 1982. Mr. Sandoe is a fruit broker in Biglerville, Pennsylvania.

Current Class 3 Directors (to serve until 1999)
         and
Nominees for Class 2 Directors (to serve until 2000)

Philip M. Jones

     Mr. Jones, age 81, has been a member of ACNB's Board of Directors since 1982 and the Bank's Board of Directors since 1979. He is the Chief Executive Officer of Times and News Publishing Company, located in Gettysburg, Pennsylvania.

L. Robert Snyder

     Mr. Snyder, age 74, has been a member of ACNB's Board of Directors since 1982 and the Bank's Board of Directors since 1979. He is Chairman of the Board of Littlestown Hardware & Foundry Co., Inc., located in Littlestown, Pennsylvania.

Current Class 2 Director (to serve until 1999)
         and
Nominee for Class 2 Director (to serve until 2000)

Harry L. Wheeler

     Mr. Wheeler, age 58, has been a member of ACNB's Board of Directors since the merger of Farmers National Bancorp, Inc. (FNB) and ACNB Corporation was completed on March 1, 1999. He served on the Board of Directors of FNB from 1991 until the date of the completion of the merger. He has also been a member of the Board of Directors of Farmers National Bank of Newville since 1987. Mr. Wheeler is the proprietor of Wheeler Drywall, located in Carlisle, Pennsylvania.

Current Class 1 Director (to serve until 1999)
         and
Nominee for Class 1 Director (to serve until 2001)

Edgar S. Heberlig

     Mr. Heberlig, age 64, has been a member of ACNB's Board of Directors since the merger of Farmers National Bancorp, Inc. (FNB) and ACNB Corporation was completed on March 1, 1999. He has been a member of the Board of Directors of FNB since 1991 and served as Vice Chairman of FNB from 1995 until the date of the completion of the merger. He has also been a member of the Board of Directors of Farmers National Bank of Newville since 1970. Mr. Heberlig is a retired farm structure salesman and a retired Navy pilot.

                  Board of Directors - Continuing as Directors

Class 2 Directors (to serve until 2000)

Richard L. Galusha

     Mr. Galusha, age 77, has been a member of ACNB's Board of Directors since 1987 and the Bank's Board of Directors since 1962. Mr. Galusha is a realtor in Arendtsville, Pennsylvania.

Wayne E. Lau

     Mr. Lau, age 63, has been a member of both ACNB's and the Bank's Boards of Directors since 1987. Mr. Lau is a sales representative for Destinations, a travel agency located in East Berlin, Pennsylvania.

Paul G. Pitzer

     Mr. Pitzer, age 80, has been a member of ACNB's Board of Directors since 1992 and the Bank's Board of Directors since 1967. He is a fruit grower in Biglerville, Pennsylvania.

Jennifer L. Weaver

     Ms. Weaver, age 51, has been a member of both ACNB's and the Bank's Boards of Directors since 1992. She is the Director of the Gettysburg Center of Harrisburg Area Community College.

Class 1 Directors (to serve until 2001)

Philip P. Asper

     Mr.  Asper,  age 50, has been a member of both ACNB's and the Bank's Boards
of  Directors   since  1988.  He  is  a  building   contractor  in  Biglerville,
Pennsylvania.

D. Richard Guise

     Mr. Guise, age 65, has been a member of both ACNB's and the Bank's Boards of Directors since 1988. He is the President of Adams County Motors Corp., an automobile dealer located in Gettysburg, Pennsylvania.

Ronald L. Hankey

     Mr. Hankey, age 58, is the President and Chief Executive Officer of ACNB and the Bank. He has been a member of ACNB's Board of Directors since 1982 and the Bank's Board of Directors since 1975. Mr. Hankey has served as Chairman of the Board of ACNB since 1982 and of the Bank since 1975.

Marian B. Schultz

     Ms. Schultz, age 49, has been a member of both ACNB's and the Bank's Boards of Directors since 1992. She is Assistant Dean, Division of Undeclared Majors, at Shippensburg University, located in Shippensburg, Pennsylvania.







                           [Intentionally Left Blank]

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on ACNB's common stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of five (5) fiscal years commencing January 1, 1994 and ending December 31, 1998. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1993, in each of the Bank's Capital Stock, the S& P 500 Stock Index and the Peer Group Index, and that all dividends were invested in such securities over the past five (5) years, the cumulative total return on such investment would be $161.47, $293.36 and $271.52, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                                   [Graphic]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                Comparison of Five Year Cumulative Total Return


                      1993      1994      1995      1996      1997      1998
                      ----      ----      ----      ----      ----      ----
Peer Group Index     100.00    119.75    128.75    145.83    206.83    271.52

ACNB Corp.           100.00     78.13     97.68     93.76    142.38    161.47

S&P 500 Total
Return Index         100.00     99.26    139.31    171.21    228.26    293.36





NOTE: The peer group for which information appears above includes the following companies: CNB Financial Corporation; Citizens & Northern Corporation; Drovers Bancshares Corporation; First West Chester Corporation; Franklin Financial Services Corp.; Hanover Bancorp, Inc.; Penseco Financial Services Corporation; Penns Woods Bancorp, Inc.; PennRock Financial Services Corp.; and, Sterling Financial Corp. These companies were selected based on four criteria: total assets between $300 million and $900 million; market capitalization between $65 million and $265 million; headquarters located in Pennsylvania; and, not quoted on NASDAQ.

                             BENEFICIAL OWNERSHIP OF
                              ACNB'S STOCK OWNED BY
                         PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     As of March 1, 1999, the Board of Directors knows of no person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of ACNB's outstanding common stock.

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of March 1, 1999, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee, and all officers, directors and nominees of ACNB as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than one percent (1%) of the outstanding common stock.

                                                                     Percentage
Name of Individual or              Amount and Nature of                  of
Identity of Group              Beneficial Ownership (1)(2)             Class
-----------------              --------------------                    -----
Class 1 Directors
-----------------
Philip P. Asper                          5,234(3)                        --
D. Richard Guise                         8,788(4)                        --
Ronald L. Hankey                        19,150(5)                        --
Marian B. Schultz                        2,050(6)                        --
Edgar S. Heberlig                       28,651(7)
Class 2 Directors
-----------------
Richard L. Galusha                       8,210                           --
Wayne E. Lau                             4,312(8)                        --
Paul G. Pitzer                           7,500(9)                        --
Jennifer L. Weaver                         600                           --
Harry L. Wheeler                         8,361(10)
Class 3 Directors
-----------------
Guy F. Donaldson                         2,890                           --
Frank Elsner, Jr.                       16,000(11)                       --
Philip M. Jones                         90,274(12)                     1.56%
William B. Lower                        43,678(13)                       --
Thomas A. Ritter                         3,000(14)                       --
Ralph S. Sandoe                          9,020(15)                       --
L. Robert Snyder                         5,958(16)                       --


                                       20





John W. Krichten
Secretary/Treasurer                     24,206 (17)                      --
Lynda L. Glass                              64 (18)
Assistant Secretary

All Officers and Directors             287,946                        4.98%
as a Group (16 Directors, 3
Officers, 18 persons in total)

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 1, 1999. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Information furnished by the Directors and ACNB.

(3)  Figure includes 5,234 shares held jointly with Mr. Asper's spouse.

(4) Figure includes 6,960 shares held solely by Mr. Guise; 1,288 shares held jointly with Mr. Guise's spouse; and 540 shares held solely by Mr. Guise's spouse.

(5) Figure includes 6,228 shares held solely by Mr. Hankey; and 12,922 shares held jointly with Mr. Hankey's spouse.

(6) Figure includes 700 shares held jointly with Mrs. Schultz's spouse; and 1,350 shares held jointly by Mrs. Schultz's spouse and his mother.

(7) Figure includes 26,385 shares held solely by Mr. Heberlig; and 2,266 shares held jointly with Mr. Heberlig's spouse.

(8)  These shares are held jointly with Mr. Lau's spouse.

(9)  These shares are held jointly with Mr. Pitzer's spouse.

(10) Figure includes 6,707 shares held solely by Mr. Wheeler; and 1,654 shares held jointly with Mr. Wheeler's spouse.

(11) Figure includes 3,456 shares held solely by Mr. Elsner; and 12,544 shares held jointly with Mr. Elsner's spouse.

(12) Figure includes 7,644 shares held solely by Mr. Jones; 5,218 shares held jointly with Mr. Jones' spouse; and 77,412 shares held by Times and News Publishing Co. of which Mr. Jones and his spouse own 56.74 percent.

(13) Figure includes 1,072 shares held solely by Mr. Lower; 41,906 shares held by Mr. Lower as Trustee of the William B. Lower, Sr., Revocable Trust; 200 shares held by Mr. Lower as Trustee of the William B. Lower Revocable Trust; 350 shares held by Mr. Lower as Trustee of the William B. Lower, Sr. Revocable Trust; and 150 shares held by Mr. Lower as Trustee of the William
     B. Lower, Sr. Revocable Trust.


                                       21




(14) Figure includes 1,390 shares held jointly with Mr. Ritter's spouse; and 1,610 shares held solely by Mr. Ritter's spouse.

(15) Figure includes 800 shares held solely by Mr. Sandoe; and 8,220 shares held jointly with Mr. Sandoe's spouse.

(16) Figure includes 5,682 shares held solely by Mr. Snyder; and 276 shares held jointly with Mr. Snyder's spouse.

(17) Figure includes 3,120 shares held solely by Mr. Krichten; 20,772 shares held jointly with Mr. Krichten's spouse; and 314 shares held as custodian for Mr. Krichten's daughter.

(18) These shares are held jointly with Ms. Glass' spouse.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that ACNB's officers and directors, and persons who own more than ten percent (10%) of the registered class of ACNB's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulation to furnish ACNB with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, ACNB believes that during the period from January 1, 1998, through December 31, 1998, its officers and directors complied with all applicable filing requirements.











                           [Intentionally Left Blank]

                                    PROPOSALS


1.   TO FIX THE NUMBER OF DIRECTORS OF ACNB AT SIXTEEN (16).

         The Board of Directors recommends a vote FOR this proposal.

2.   TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

         The Board of Directors recommends a vote FOR this proposal.

3.   TO ELECT FOUR (4) CLASS 3 DIRECTORS.

         Nominees for Class 3 Director are:

         o        Guy F. Donaldson (director since 1981)

         o        William B. Lower  (director since 1974)

         o        Thomas A. Ritter  (director since 1997)

         o        Ralph S. Sandoe  (director since 1982)

     Each has consented to serve a three-year term. (See page 16 for more information.)

     If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the four (4) nominees for Class 3 Director will be unable to serve if elected.

     The Board of Directors recommends a vote FOR the election of the four (4) nominees as Class 3 Directors.

4.   TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT SEVEN (7).

         The Board of Directors recommends a vote FOR this proposal.

5.   TO ELECT THREE (3) ADDITIONAL CLASS 2 DIRECTORS.

         Nominees for Class 2 Director are:

         o        Philip M. Jones (director since 1979)

         o        L. Robert Snyder  (director since 1979)

         o        Harry L. Wheeler (director since 1999)

     Each has consented to serve until the 2000 annual meeting. (See pages 16 and 17 for more information.)

     If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the three (3) nominees for Class 2 Director will be unable to serve if elected.

     The Board of Directors recommends a vote FOR the election of the three (3) nominees as Class 2 Directors.

6.   TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).

         The Board of Directors recommends a vote FOR this proposal.

7.   TO ELECT ONE (1) ADDITIONAL CLASS 1 DIRECTOR.

         Nominee for Class 1 Director:

         o        Edgar S. Heberlig (director since 1999)

     The nominee has consented to serve until the 2001 annual meeting. (See page 17 for more information.)

     If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the nominee for Class 1 Director will be unable to serve if elected.

     The Board of Directors recommends a vote FOR the election of the nominee as a Class 1 Director.

                              INDEPENDENT AUDITORS

     Stambaugh o Ness, P.C., successor to Harry Ness & Company, Certified Public Accountants, of York, Pennsylvania, served as ACNB's independent auditors for its 1998 fiscal year. ACNB has been advised by Stambaugh o Ness, P.C. that none of its members has any financial interest in ACNB. In addition to performing customary audit services, Stambaugh o Ness, P.C. assisted ACNB and the Bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. These non-audit services were approved by ACNB's and the Bank's Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by ACNB's and the Bank's Boards of Directors that there was no effect on the independence of the auditors. The Board of Directors has engaged Stambaugh o Ness, P.C. as ACNB's independent auditors for the fiscal year ending December 31, 1999.


                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission and the Bylaws of ACNB, wishes to submit a proposal for inclusion in ACNB's proxy statement for its 2000 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of ACNB at its principal executive office, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, not later than Friday, December 10, 1999.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of ACNB.


                             ADDITIONAL INFORMATION

     Upon written request of any shareholder, a copy of ACNB's report on Form 10-K for its fiscal year ended December 31, 1998, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge, from John W. Krichten, Secretary/Treasurer of ACNB, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325.

                                ACNB CORPORATION
                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints D. Richard Guise and Frank Elsner, Jr. and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 4, 1999, 1:00 p.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

1.   TO FIX THE NUMBER OF DIRECTORS OF ACNB AT SIXTEEN (16).

        [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

-------------------------------------------------------------------------------


2.   TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

        [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

-------------------------------------------------------------------------------


3.   ELECTION OF FOUR (4) CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

     Guy F. Donaldson    William B. Lower   Thomas A. Ritter   Ralph S. Sandoe

     [    ]FOR all nominees                   [    ]   WITHHOLD AUTHORITY
           listed above (except                        to vote for all nominees
           as marked to the contrary below)            listed above

     The Board of Directors recommends a vote FOR these nominees.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)



-------------------------------------------------------------------------------


4.   TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT SEVEN (7).

     [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

-------------------------------------------------------------------------------

5. ELECTION OF THREE (3) ADDITIONAL CLASS 2 DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING.

     Philip M. Jones    L. Robert Snyder    Harry L. Wheeler

     [    ]   FOR all nominees                 [   ]   WITHHOLD AUTHORITY
              listed above (except                     to vote for all nominees
              as marked to the contrary below)         listed above

     The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


-------------------------------------------------------------------------------


6.   TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).

     [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

-------------------------------------------------------------------------------


7. ELECTION OF ONE (1) ADDITIONAL CLASS 1 DIRECTOR TO SERVE UNTIL THE 2001 ANNUAL MEETING.

                       Edgar S. Heberlig

     [    ]   FOR the nominee                  [    ]   WITHHOLD AUTHORITY
              listed above (except                      to vote for the nominee
              as marked to the contrary below)          listed above

     The Board of Directors recommends a vote FOR this nominee.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


-------------------------------------------------------------------------------


8. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

     THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2, 4, AND 6.

Dated: _____________, 1999                  ___________________________________
                                            Signature

                                            ___________________________________
Number of Shares Held of Record             Signature
on March 1, 1999

----------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO ACNB IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.